                                                                    Exhibit 10.6

THE SECURITIES ACQUIRED UNDER THIS AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"). THEY MAY NOT BE SOLD OR OFFERED FOR SALE OR OTHERWISE DISTRIBUTED UNLESS THE SECURITIES ARE REGISTERED UNDER THE ACT OR AN EXEMPTION THEREFROM IS AVAILABLE.


                            CLASS A UNITS AGREEMENT

     This Class A Units Agreement (the "Agreement") is made as of the _____ day of __________, 199_, by and among Blue Martini LLC, a Delaware limited liability company (the "Company"), those individuals and entities whose names are set forth on Schedule I to this Agreement and such other persons who hereafter shall be admitted as additional purchasers ("Purchasers").

                                  Witnesseth:

     Whereas, the Company desires to issue, and Purchasers desire to acquire Class A Units of the Company ("Units") of the Company as herein described, on the terms and conditions hereinafter set forth.

     Now, Therefore, it is agreed between the parties as follows:

     1. Purchaser hereby agrees to acquire from the Company, and the Company agrees to issue to such Purchaser that certain number of Units at an agreed fair market value per Unit as set forth on Schedule I hereto. The purchase price for each Unit shall be payable in cash concurrently with the execution of this Agreement.

     2. Each Purchaser acknowledges that he is aware that the Units to be issued to him by the Company pursuant to this Agreement have not been registered under the Securities Act of 1933, as amended (the "Act"), and that the Units are deemed to constitute "restricted securities" under Rule 144 promulgated under the Act. In this connection, each Purchaser warrants and represents to the Company that he is purchasing the Units for his own account and that he has no present intention of distributing or selling said Units except as permitted under the Act and Section 25102(f) of the California Corporations Code. Each Purchaser further warrants and represents that he has either (i) preexisting personal or business relationships with the Company or any of its members, officers, directors or controlling persons, or (ii) the capacity to protect his own interests in connection with the purchase of the Units by virtue of the business or financial expertise of any professional advisors to such Purchaser who are unaffiliated with and who are not compensated by the Company or any of its affiliates, directly or indirectly. Each Purchaser further acknowledges that the exemption from registration under Rule 144 will not be available for at least two years from the date of sale of the Units unless at least one year from the date of sale (i) a public trading market then exists for securities of the Company, (ii) adequate information concerning the Company is then available to the public, and (iii) other terms and conditions of Rule 144 are complied with; and that any sale of the Units may be made only in limited amounts in accordance with such terms and conditions.

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     3.  Each Purchaser agrees that he shall in no event make any disposition of all or any portion of the Units issued hereunder unless and until:

         (i) There is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with said registration statement; or

         (ii) (a) Each Purchaser shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, (b) each Purchaser shall have furnished the Company with an opinion of Purchaser's own counsel to the effect that such disposition will not require registration of such Units under the Act, and (c) such opinion of Purchaser's counsel shall have been concurred in by counsel for the Company, such concurrence not to be unreasonably withheld, and the Company shall have advised Purchaser of such concurrence; and

         (iii) any such disposition complies with any and all restrictions on Transfer of Units contained in the Operating Agreement of the Company, effective as of June 5,1998 (the "Operating Agreement"). Each Purchaser acknowledges that he is aware that, under the terms of the Operating Agreement, certain restrictions may limit Purchaser's ability to transfer the Units.

     4. The Company shall not be required (i) to transfer on its books any Units which shall have been sold or transferred in violation of any of the provisions set forth in this Agreement or (ii) to treat as owner of such Units or to accord the right to vote as such owner or to make any distributions to any transferee to whom such Units shall have been so transferred.

     5.  Each Purchaser hereby agrees that for a period of not less than ninety
(90) days and up to a maximum of one hundred eighty (180) days following the effective date of the first registration statement of the Company or any successor entity covering securities of the Company or such successor entity to be sold on its behalf in an underwritten public offering, Purchaser shall not, to the extent requested by the Company and any underwriter, sell or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company (or securities of any successor entity) held by Purchaser at any time during such period except securities included in such registration; provided, however, that all members of the Company or successor entity who hold securities of the Company or options to acquire securities of the Company or successor entity enter into similar agreements.

     In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Units (or securities of any successor entity) held by Purchaser (and the securities of every other person subject to the foregoing restriction) until the end of such period.

     6. The parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

     7. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or delivery by express courier, or four (4) days after deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to the other party hereto at its address hereinafter shown below its

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signature or at such other address as such party may designate by ten (10) days'
advance written notice to the other party hereto.

     8. This Agreement shall be governed by the laws of the State of California and interpreted and determined in accordance with the laws of the State of California, as such laws are applied by California courts to contracts made and to be performed entirely in California by residents of that state.

     9. This Agreement may be executed in any number of counterparts and when so executed, all of such counterparts shall constitute a single instrument binding upon all parties notwithstanding the fact that all parties are not signatory to the original or to the same counterpart.

     10. This Agreement shall inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer herein set forth, shall be binding upon Purchaser, Purchaser's heirs, executors, administrators, successors and assigns.

     11. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof.

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     In Witness Whereof, the parties hereto have executed this Agreement as of the day and year first above written.


Blue Martini LLC                                Purchasers



________________________                        ________________________
Monte Zweben, President                         Name:
                                                Address:

                                   Schedule I

                             Schedule of Purchasers


                                                            Aggregate
 Name & Address of Purchaser     Date of Purchase        Purchase Price       Number of Class A Units
======================================================================================================